POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


Signature                                       Title
---------                                       -----



/s/Laurence B. Ashkin                           Director/Trustee
---------------------
Laurence B. Ashkin

                             POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


Signature                                          Title
---------                                          -----



/s/Charles A. Austin, III                          Director/Trustee
-------------------------
Charles A. Austin, III

                          POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


Signature                                      Title
---------                                      -----



/s/K. Dun Gifford                              Director/Trustee
-----------------
K. Dun Gifford

                              POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


Signature                                          Title
---------                                          -----



/s/James S. Howell                                 Director/Trustee
------------------
James S. Howell

                              POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


Signature                                          Title
---------                                          -----



/s/Leroy Keith, Jr.                                Director/Trustee
-------------------
Leroy Keith, Jr.

                              POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


Signature                                        Title
---------                                        -----



/s/Gerald M. McDonnell                           Director/Trustee
----------------------
Gerald M. McDonnell

                            POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


Signature                                            Title
---------                                            -----



/s/Thomas L. McVerry                                 Director/Trustee
--------------------
Thomas L. McVerry

                            POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


Signature                                             Title
---------                                             -----



/s/William Walt Pettit                                Director/Trustee
----------------------
William Walt Pettit

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


Signature                                                Title
---------                                                -----



/s/David M. Richardson                                   Director/Trustee
----------------------
David M. Richardson

                              POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


Signature                                          Title
---------                                          -----



/s/Russell A. Salton, III MD                       Director/Trustee
----------------------------
Russell A. Salton, III MD

                              POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


Signature                                           Title
---------                                           -----



/s/Michael S. Scofield                              Director/Trustee
----------------------
Michael S. Scofield

                             POWER OF ATTORNEY

         I, the undersigned, hereby constitute Dorothy E. Bourassa, Terrence J. Cullen, Rosemary D. Van Antwerp, James P. Wallin, Martin J. Wolin and John J. Pileggi, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Investment Management Company, Evergreen Asset Management Corp. or First Union National Bank of North Carolina serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 18, 1997.


Signature                                        Title
---------                                        -----



/s/Richard J. Shima                              Director/Trustee
-------------------
Richard J. Shima